                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 12, 2001
                                                         ---------------



                          The Williams Companies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     1-4174                  73-0569878
      ---------------             --------------          -------------------
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
                                  incorporation)



       One Williams Center, Tulsa, Oklahoma                      74172
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

         The Williams Companies, Inc., (the "Company") has issued an Information Statement describing its proposed distribution to its shareholders of 398,500,000 shares of Class A Common Stock of Williams Communications Group, Inc. The Information Statement contains a description of the terms of the distribution, certain tax consequences of the distribution, and the business and common stock of Williams Communications Group, Inc. A copy of this Information Statement is attached as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

        The Company files the following exhibit as part of this report:

        Exhibit 99. Information Statement, dated April 12, 2001.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              THE WILLIAMS COMPANIES, INC.




Date: April 12, 2001                         /s/ Suzanne H. Costin
                                           ---------------------------------
                                           Name:  Suzanne H. Costin
                                           Title: Corporate Secretary

                               INDEX TO EXHIBITS

Exhibit
  No.                     Description
-------                   -----------
  99                      Information Statement, dated April 12, 2001.